                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC  20549



                                 FORM 8-K



                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): December 31, 1997



                           CERIDIAN CORPORATION
            (Exact name of registrant as specified in charter)



          Delaware                  1-1969             52-0278528
     (State or other juris-    (Commission File     (IRS Employer
     diction of incorporation       Number)       Identification No.)



     8100 34th Avenue South, Minneapolis, MN             55425
     (Address of principal executive offices)         (Zip code)



     Registrant's telephone number, including area code: 612-853-8100




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     Item 2.  Acquisition or Disposition of Assets.

          On December 31, 1997, Ceridian Corporation ( "Ceridian") sold substantially all of the assets of its Computing Devices International division ("CDI"), including all of the outstanding capital stock of Ceridian's wholly-owned subsidiary Computing Devices Canada Ltd., to General Dynamics Corporation ("General Dynamics") pursuant to an Asset Purchase Agreement dated as of November 3, 1997 (the "Purchase Agreement") between Ceridian and General Dynamics, as supplemented by a Closing Agreement dated as of December 31, 1997 among Ceridian, General Dynamics, and General Dynamics Information Systems, Inc. and CDI Acquisition Company, wholly-owned subsidiaries of General Dynamics. CDI provides electronics, software, systems integration and information management products and services for defense and other government agencies and commercial customers in selected markets. General Dynamics designs and manufactures nuclear submarines, surface combat ships and combat systems.

          The aggregate consideration received by Ceridian consisted of $600 million in cash. The Purchase Agreement provides for certain post-closing adjustments to the purchase price. The aggregate consideration received by Ceridian as a result of this transaction was determined by negotiations between Ceridian and General Dynamics. In the negotiations, consideration was given by the parties and their advisors to the current business and financial position and future prospects of CDI and General Dynamics, financial and stock market performance data of publicly-held companies deemed generally comparable to CDI, financial terms of other business combinations recently effected in the defense contracting industry, and other relevant factors.








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     Item 7.  Financial Statements and Exhibits.

          (b)  Pro Forma Financial Information.

     The following unaudited pro forma condensed consolidated financial statements are filed with this report:

     Pro Forma Condensed Consolidated Balance Sheet as of
      September 30, 1997......................................Page 4-5
     Pro Forma Condensed Consolidated Statement of Operations
      for the Nine Months Ended September30,1997..............Page 6-7
     Pro Forma Condensed Consolidated Statement of Operations
      for the Year 1996.......................................Page 8-9
     Pro Forma Condensed Consolidated Statement of Operations
      for the Year 1995.......................................Page 10-11

     The Pro Forma Condensed Consolidated Balance Sheet of Ceridian as of September 30, 1997 reflects the financial position of the Company after giving effect to the sale of CDI as discussed in
     Item 2 above and assumes that the sale took place on September 30, 1997. The Pro Forma Statements of Operations for the Nine Months Ended September 30, 1997 and for the years 1996 and 1995 assume that the sale occurred on January 1, 1995 and are based on the operations of the Company for those periods.

     The unaudited pro forma condensed financial statements have been prepared by the Company based upon assumptions deemed proper in the circumstances, are for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Ceridian or of the financial position or results of operations of Ceridian that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the sale only from December 31, 1997, the Closing Date.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Ceridian.




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
FORM 8-K
ITEM 7.  PRO FORMA FINANCIAL INFORMATION

                                                       Ceridian Corporation
                                                           and Subsidiaries

CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)


                                      As of September 30, 1997
                                        (Dollars in millions)


                                             Pro Forma
                         Historical   CDI  (a)       Other       Pro Forma
Assets
Cash and equivalents       $  124.1     $  76.7      $600.0 (b)
                                                     (165.0)(d)  $  482.4
Trade and other
 receivables, net             446.5       150.9                     295.6
Due from Ceridian               0.0        25.7        25.7 (c)       0.0
Inventories                    43.4        38.8                       4.6
Other current assets           16.9         4.7                      12.2
   Total current assets       630.9       296.8       460.7         794.8
Investments and advances       11.3         1.1                      10.2
Property, plant and
 equipment, net               138.1        54.7                      83.4
Goodwill and other
 intangibles, net             307.4         9.5                     297.9
Software and development
 costs, net                    27.8         3.2                      24.6
Prepaid pension cost          106.3        11.2                      95.1
Other noncurrent assets         2.4         0.1                       2.3
   Total assets            $1,224.2      $376.6      $460.7      $1,308.3

Liabilities and
 Stockholders' Equity

Short-term debt and
 current portion of
 long-term obligations       $  4.1      $  1.3                    $  2.8
Accounts payable               58.6        25.6                      33.0
Due to CDI                      0.0         0.0        25.7 (c)      25.7
Drafts and settlements
 payable                      138.3         0.0                     138.3
Customer advances             106.4        97.4                       9.0
Deferred income                72.8        39.4                      33.4
Accrued taxes                  70.6        10.2        14.6 (b)      75.0
Employee compensation
 and benefits                  71.6        13.0                      58.6



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Restructure reserves,
 current portion                8.0         0.0                       8.0
Other current
 liabilities                  148.7        13.8        36.5 (b)     171.4
   Total current
    liabilities               679.1       200.7        76.8         555.2
Long-term obligations,
 less current portion         171.6         5.7      (165.0)(d)       0.9
Deferred income taxes           8.1         0.0                       8.1
Restructure reserves,
 less current portion          28.2         0.0                      28.2
Employee benefit plans         73.4         3.8                      69.6
Deferred income and
 other noncurrent
 liabilities                   15.9         2.3                      13.6
Stockholders' equity          247.9       164.1       548.9         632.7

    Total liabilities
     and stockholders'
     equity                $1,224.2      $376.6      $460.7      $1,308.3




(a)  To eliminate the assets and liabilities of the sold business.

(b) To reflect proceeds, accrued transaction and related costs and accrued state and federal alternative minimum taxes related to the sale.
     Post-closing adjustments to proceeds are not expected to be material.

(c) To reflect intercompany payable to CDI to be settled prior to closing of the sale.

(d) To reflect retirement of outstanding borrowings under revolving credit facility.






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
FORM 8-K
ITEM 7.  PRO FORMA FINANCIAL INFORMATION

                                                       Ceridian Corporation
                                                           and Subsidiaries

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)


                               For the Nine Months Ended September 30, 1997
                               (Dollars in millions, except per share data)

                                               Pro Forma
                                                                     Pro
                            Historical   CDI (a)       Other        Forma

Revenue                      $ 1,230.4    $438.2                   $ 792.2
Cost of Revenue                  723.7     334.9                     388.8

Gross profit                     506.7     103.3         0.0         403.4
Operating expenses
  Selling, general and
   administrative                272.3      43.6         5.7  (b)    234.4
  Research and development        55.7      16.4                      39.3
  Other expense (income)         167.6       2.6                     165.0

Earnings (Loss) before
 interest and taxes               11.1      40.7        (5.7)        (35.3)
  Interest income                  3.8       2.4                       1.4
  Interest expense                (6.8)     (0.6)        5.7  (c)     (0.5)

Earnings (Loss) before
 income taxes                      8.1      42.5         0.0         (34.4)
  Income tax provision             9.5      10.2         0.0  (d)     (0.7)

Net earnings (loss)             $ (1.4)   $ 32.3       $ 0.0       $ (33.7)


Earnings (Loss) per
 share  (e)                    $ (0.02)   $ 0.40                   $ (0.42)

Shares used in calculations
(in thousands)                  79,660    80,983                    79,660




(a) To eliminate results of operations as previously reported for the sold business.
(b) To restore costs reported for the sold business which will not be eliminated by the sale.
(c) Proceeds from sale utilized to eliminate borrowings under the Company's revolving credit facility.


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(d) Determined by applying a 35% statutory tax rate to the aggregate adjustments.
(e) Primary and fully diluted per share amounts are the same.






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
FORM 8-K
ITEM 7.  PRO FORMA FINANCIAL INFORMATION

                                                       Ceridian Corporation
                                                           and Subsidiaries

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)


                                  For the Year Ended December 31, 1996
                               (Dollars in millions, except per share data)
                                               Pro Forma
                                                                      Pro
                            Historical     CDI (a)      Other        Forma

Revenue                      $ 1,495.6   $ 553.0                   $ 942.6
Cost of Revenue                  884.9     428.0                     456.9

Gross profit                     610.7     125.0         0.0         485.7
Operating expenses
  Selling, general and
   administrative                339.6      64.1         9.6  (b)    285.1
  Research and development        69.4      16.8                      52.6
  Other expense (income)           2.1       2.0                       0.1

Earnings (Loss) before
 interest and taxes              199.6      42.1        (9.6)        147.9
  Interest income                  7.2       4.2                       3.0
  Interest expense               (10.6)     (0.9)        9.4  (c)     (0.3)

Earnings (Loss) before
 income taxes                    196.2      45.4        (0.2)        150.6
  Income tax provision            14.3       8.6        (0.1) (d)      5.6

Net earnings (loss)            $ 181.9    $ 36.8      $ (0.1)      $ 145.0


Earnings (Loss) per
 share  (e)
  Primary                       $ 2.39    $ 0.52                    $ 1.87
  Fully diluted                 $ 2.25    $ 0.45                    $ 1.79

Shares used in calculations
(in thousands)
  Primary                       70,585    70,585                    70,585
  Fully diluted                 80,969    80,969                    80,969


(a) To eliminate results of operations as previously reported for the sold business.
(b) To restore costs reported for the sold business which will not be eliminated by the sale.


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


(c) Proceeds from sale utilized to eliminate borrowings under the Company's revolving credit facility.
(d) Determined by applying a 35% statutory tax rate to the aggregate adjustments.
(e) For computing primary earnings per share, net earnings are reduced by dividends of $13.0 on convertible preferred stock.








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



FORM 8-K
ITEM 7.  PRO FORMA FINANCIAL INFORMATION

                                                       Ceridian Corporation
                                                           and Subsidiaries

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)


                                   For the Year Ended December 31, 1995
                               (Dollars in millions, except per share data)

                                               Pro Forma
                                                                     Pro
                            Historical   CDI (a)       Other        Forma

Revenue                      $ 1,333.0   $ 509.5                   $ 823.5
Cost of Revenue                  800.3     400.2                     400.1

Gross profit                     532.7     109.3         0.0         423.4
Operating expenses
  Selling, general and
   administrative                309.9      58.1        12.3  (b)    264.1
  Research and development        54.5      16.3                      38.2
  Other expense (income)          33.6       1.1                      32.5

Earnings (Loss) before
 interest and taxes              134.7      33.8       (12.3)         88.6
  Interest income                 12.1       4.1                       8.0
  Interest expense               (30.6)     (1.1)       28.5  (c)     (1.0)

Earnings (Loss) before
 income taxes                    116.2      36.8        16.2          95.6
  Income tax provision            18.7       7.1         5.7  (d)     17.3

Earnings before
 extraordinary item             $ 97.5    $ 29.7      $ 10.5        $ 78.3




Earnings (Loss) per
 share  (e)
  Primary                       $ 1.22    $ 0.42                    $ 0.94
  Fully diluted                 $ 1.22    $ 0.37                    $ 0.98

Shares used in calculations
(in thousands)




  Primary                       69,352    69,352                    69,352
  Fully diluted                 79,736    79,736                    79,736

(a) To eliminate results of operations as previously reported for the sold business.

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


(b) To restore costs reported for the sold business which will not be eliminated by the sale.
(c) Proceeds from sale utilized to eliminate Comdata public debt and borrowings under the Company's revolving credit facility.
(d) Determined by applying a 35% statutory tax rate to the aggregate adjustments.
(e) For computing primary earnings per share, net earnings are reduced by dividends of $13.0 on convertible preferred stock.






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

   (c)  Exhibits.

  The following is a complet list of Exhibits filed or incorporated by reference as part of this report:

    Exhibit 2.1 Asset Purchase Agreement dated as of November 3, 1997 by and between Ceridian Corporation and General Dynamics Corporation (exhibits and schedules omitted).


    Exhibit 2.2         Closing Agreement dated as of December
                        31, 1997 by between and among Ceridian Corporation, General Dynamics Corporation, General Dynamics Information Systems, Inc. and CDI Acquisition Company (exhibits and schedules omitted).

                                     12

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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CERIDIAN CORPORATION

     Dated: January 15, 1998
                                   By:    /s/L.D. Gross
                                   Name:  L. D. Gross
                                   Title: Vice President and
                                          Corporate Controller





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                               EXHIBIT INDEX

        Exhibit No.     Description                         Code

          2.1           Asset Purchase Agreement dated
                        as of November 3, 1997                E


          2.2           Closing Agreement dated
                        as of December 31, 1997               E



Legend:   (E)  Electronic Filing